NEWS FOR IMMEDIATE RELEASE

August 10, 2009                                                                          For Further Information Contact:

Paul M. Limbert
President and Chief Executive Officer

or

Robert H. Young
Executive Vice President and Chief Financial Officer

(304) 234-9000
NASDAQ Symbol: WSBC
Website: www.wesbanco.com

WesBanco Announces Revised Second Quarter 2009 Results

Wheeling, WV… Paul M. Limbert, President and Chief Executive Officer of WesBanco, Inc. (NASDAQ: WSBC), a Wheeling, West Virginia based multi-state bank holding company, today announced revised second quarter earnings. On July 22, 2009, WesBanco, Inc. issued a press release announcing earnings for the second quarter and six month periods ended June 30, 2009.  Subsequent to this press release, management received a new appraisal on July 29, 2009, relating to the value of a hotel property collateralizing a commercial real estate loan of approximately $7.8 million. This loan was moved to non-accrual status from renegotiated status in the second quarter, and prior to the receipt of this additional information, had no specific reserve allocation under FAS 114.  The new appraisal was significantly lower than the appraisal obtained at the time the loan was made and management’s most recent estimate of the property’s current value.  The new appraisal contains certain variables and assumptions that will require further analysis and evaluation of their applicability to this property.  Based on management’s initial evaluation of the new appraisal, the provision for loan losses for the second quarter and the six months ended June 30, 2009 and the allowance for loan losses as of June 30, 2009 each increased by $2 million from the balances reported in the earnings release and Form 8-K on July 22, 2009.

Revised net income for the second quarter and six months ended June 30, 2009 was $5.7 million and $11.2 million, respectively, equating to $0.18 and $0.34 on a per diluted common share basis, respectively.  The adjusted allowance for loan losses was $58.6 million at June 30, 2009, or 1.65% as a percentage of loans and the allowance coverage to non-performing loans was 72%.

For additional information, please refer to WesBanco, Inc.'s Form 10-Q for the quarterly period ended June 30, 2009, filed today with the Securities and Exchange Commission.

WesBanco is a multi-state bank holding company with total assets of approximately $5.7 billion, operating through 114 branch locations and 144 ATMs in West Virginia, Ohio, and Pennsylvania. WesBanco’s banking subsidiary is WesBanco Bank, Inc., headquartered in Wheeling, West Virginia. WesBanco also operates an insurance brokerage company, WesBanco Insurance Services, Inc., and a full service broker/dealer, WesBanco Securities, Inc.

Forward-looking Statements:

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q as of March 31, 2009 and as of June 30, 2009, which is available at the SEC’s website www.sec.gov or at WesBanco’s website, www.wesbanco.com.  Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual report on Form 10-K filed with the SEC under Part I, Item 1A. Risk Factors.  Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority and other regulatory bodies; potential legislative and federal and state regulatory actions and reform; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services, marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

WESBANCO, INC.
Consolidated Selected Financial Highlights						Page 3
(unaudited, dollars in thousands, except per share amounts)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
Statement of income	2009	2008	% Change	2009	2008	% Change
Interest income	$ 66,079	$ 70,588	(6.39%)	$ 129,280	$ 145,369	(11.07%)
Interest expense	26,828	29,929	(10.36%)	51,902	65,966	(21.32%)
Net interest income	39,251	40,659	(3.46%)	77,378	79,403	(2.55%)
Provision for credit losses	10,269	5,723	79.43%	19,819	11,148	77.78%
Net interest income after provision for
credit losses	28,982	34,936	(17.04%)	57,559	68,255	(15.67%)
Non-interest income
Trust fees	3,288	3,939	(16.53%)	6,641	8,063	(17.64%)
Service charges on deposits	6,076	6,020	0.93%	11,294	11,623	(2.83%)
Bank-owned life insurance	897	902	(0.55%)	1,788	1,762	1.48%
Net securities gains/(losses)	2,462	400	515.50%	2,604	906	187.42%
Net gains on sales of mortgage loans	297	408	(27.21%)	785	464	69.18%
Other income	3,289	3,122	5.35%	5,634	7,068	(20.29%)
Total non-interest income	16,309	14,791	10.26%	28,746	29,886	(3.81%)
Non-interest expense
Salaries and wages	13,998	13,933	0.47%	27,165	27,871	(2.53%)
Employee benefits	5,061	4,290	17.97%	9,768	8,918	9.53%
Net occupancy	2,361	2,435	(3.04%)	5,105	5,523	(7.57%)
Equipment	2,687	2,862	(6.11%)	5,229	5,446	(3.98%)
Marketing	1,720	1,211	42.03%	2,476	2,380	4.03%
FDIC Insurance	4,322	152	2743.42%	5,576	264	2012.12%
Amortization of intangible assets	812	908	(10.57%)	1,509	1,922	(21.49%)
Restructuring and merger-related expenses	192	1,656	(88.41%)	621	2,705	(77.04%)
Other operating expenses	8,392	8,623	(2.68%)	16,909	17,701	(4.47%)
Total non-interest expense	39,545	36,070	9.63%	74,358	72,730	2.24%
Income before provision for income taxes	5,746	13,657	(57.93%)	11,947	25,411	(52.98%)
Provision for income taxes	2	2,373	(99.92%)	753	4,624	(83.72%)
Net income	$ 5,744	$ 11,284	(49.10%)	$ 11,194	$ 20,787	(46.15%)
Preferred dividends	1,057	-	100.00%	2,112	-	100.00%
Net Income available to Common Shareholders	$ 4,687	$ 11,284	(58.46%)	$ 9,082	$ 20,787	(56.31%)

Taxable equivalent net interest income	$ 41,242	$ 42,557	(3.09%)	$ 81,261	$ 83,347	(2.50%)

Per common share data
Net income available per common share - basic	$ 0.18	$ 0.42	(57.14%)	$ 0.34	$ 0.78	(56.41%)
Net income available per common share - diluted	$ 0.18	$ 0.42	(57.14%)	$ 0.34	$ 0.78	(56.41%)
Dividends declared	$ 0.28	$ 0.28	0.00%	$ 0.56	$ 0.56	0.00%
Book value (period end)				$ 24.61	$ 21.98	11.96%
Tangible book value (period end)				$ 13.69	$ 11.79	16.13%
Tangible common book value (period end) (2)				$ 10.96	$ 11.79	(7.03%)
Average common shares outstanding - basic	26,567,653	26,547,498	0.08%	26,564,589	26,547,286	0.07%
Average common shares outstanding - diluted	26,568,752	26,553,724	0.06%	26,566,516	26,556,832	0.04%
Period end common shares outstanding	26,567,653	26,547,697	0.08%	26,567,653	26,547,697	0.08%
Period end preferred shares outstanding	75,000	-	100.00%	75,000	-	100.00%

Selected ratios
Return on average assets	0.32%	0.87%	(63.05%)	0.33%	0.79%	(58.26%)
Return on average equity	2.84%	7.67%	(62.98%)	2.76%	7.12%	(61.22%)
Return on average common equity	3.19%	7.67%	(58.43%)	3.10%	7.12%	(56.46%)
Return on average tangible common equity (2)	6.25%	14.13%	(55.78%)	5.87%	13.37%	(56.11%)
Yield on earning assets (1)	5.24%	6.40%	(18.13%)	5.43%	6.60%	(17.73%)
Cost of interest bearing liabilities	2.34%	2.95%	(20.68%)	2.42%	3.21%	(24.61%)
Net interest spread (1)	2.90%	3.45%	(15.94%)	3.01%	3.39%	(11.21%)
Net interest margin (1)	3.17%	3.75%	(15.47%)	3.31%	3.68%	(10.05%)
Efficiency (1)	68.71%	62.90%	9.24%	67.59%	64.23%	5.23%
Average loans to average deposits	84.80%	98.52%	(13.92%)	91.75%	97.64%	(6.04%)
Annualized net loan charge-offs/average loans	0.68%	0.45%	52.05%	0.63%	0.42%	50.65%
Effective income tax rate	0.03%	17.38%	(99.80%)	6.30%	18.20%	(65.37%)

(1) The yield on earning assets, net interest margin, net interest spread and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax benefit of income on certain tax-exempt loans and investments. WesBanco believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and non-taxable amounts.
(2) Tangible common equity/book value are defined as shareholder's equity less goodwill and other intangible assets and preferred stock, net of discount. At June 30, 2009 shareholder's equity was $654 million, goodwill and other intangible assets were $290 million and preferred stock, net of discount was $72 million providing tangible common equity/book value of $292 million.

WESBANCO, INC.
Consolidated Selected Financial Highlights						Page 4
(unaudited, dollars in thousands)					% Change
Balance sheet (period end)	June 30,			December 31,	June 30, 2009
Assets	2009	2008	% Change	2008	to Dec. 31, 2008
Cash and due from banks	$ 79,662	$ 126,117	(36.83)%	$ 76,025	4.78%
Due from banks - interest bearing	12,235	60,885	(79.90)	65,145	(81.22)
Fed Funds sold	-	-	-	-	-
Securities	1,507,334	899,497	67.58	935,588	61.11

Loans held for sale	9,223	6,443	43.15	3,874	138.07
Portfolio Loans:
Commercial and commercial real estate	2,239,819	2,183,088	2.60	2,209,925	1.35
Residential real estate	772,606	908,524	(14.96)	856,999	(9.85)
Consumer and home equity	529,029	543,819	(2.72)	537,385	(1.55)
Total portfolio loans	3,541,454	3,635,431	(2.59)	3,604,309	(1.74)
Allowance for loan losses	(58,572)	(41,852)	39.95	(49,803)	17.61
Net portfolio loans	3,482,882	3,593,579	(3.08)	3,554,506	(2.02)
Premises and equipment, net	92,531	95,825	(3.44)	93,693	(1.24)
Accrued interest receivable	21,796	21,271	2.47	19,966	9.17
Goodwill and other intangible assets, net	289,893	270,404	7.21	267,883	8.22
Bank-owned life insurance	102,973	100,068	2.90	101,229	1.72
Other assets	138,412	96,853	42.91	104,132	32.92
Total Assets	$ 5,736,941	$ 5,270,942	8.84%	$ 5,222,041	9.86%

Liabilities and Shareholders' Equity
Non-interest bearing demand deposits	$ 514,427	$ 524,529	(1.93)%	$ 486,752	5.69%
Interest bearing demand deposits	458,148	433,723	5.63	429,414	6.69
Money market accounts	661,705	537,004	23.22	479,256	38.07
Savings deposits	484,236	443,384	9.21	423,830	14.25
Certificates of deposit	1,982,007	1,714,668	15.59	1,684,664	17.65
Total deposits	4,100,523	3,653,308	12.24	3,503,916	17.03
Federal Home Loan Bank borrowings	580,544	529,863	9.56	596,890	(2.74)
Short-term borrowings	227,800	353,755	(35.61)	297,805	(23.51)
Junior subordinated debt	111,153	111,055	0.09	111,110	0.04
Accrued interest payable	13,148	10,733	22.50	10,492	25.31
Other liabilities	50,053	28,756	74.06	42,457	17.89
Shareholders' equity (1)	653,720	583,472	12.04	659,371	(0.86)
Total Liabilities and Shareholders' Equity	$ 5,736,941	$ 5,270,942	8.84%	$ 5,222,041	9.86%

Average balance sheet and
net interest margin analysis	Three months ended June 30,				Six months ended June 30,
	2009		2008		2009		2008
	Average	Average	Average	Average	Average	Average	Average	Average
Assets	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate
Due from banks - interest bearing	$ 56,111	0.32%	$ 7,971	7.38%	$ 46,063	0.20%	$ 6,024	5.51%
Loans, net of unearned income	3,563,495	5.79%	3,654,575	6.54%	3,581,004	5.83%	3,688,942	6.71%
Securities:
Taxable	1,215,980	3.55%	522,162	5.44%	936,302	3.91%	488,910	5.86%
Tax-exempt	343,499	6.63%	329,607	6.58%	335,929	6.61%	320,781	7.03%
Total securities	1,559,479	4.23%	851,769	5.88%	1,272,231	4.62%	809,691	6.32%
Federal funds sold	-	0.00%	8,218	2.24%	4,155	0.24%	19,732	2.71%
Other earning assets (2)	31,918	0.79%	29,256	4.47%	32,129	1.05%	28,898	3.69%
Total earning assets	5,211,003	5.24%	4,551,789	6.40%	4,935,582	5.43%	4,553,287	6.60%
Other assets	637,759		663,014		618,840		714,084
Total Assets	$ 5,848,762		$ 5,214,803		$ 5,554,422		$ 5,267,371

Liabilities and Shareholders' Equity
Interest bearing demand deposits	$ 468,921	0.62%	$ 440,524	0.97%	$ 450,750	0.62%	$ 428,064	1.49%
Money market accounts	647,623	1.14%	551,266	1.57%	566,475	1.10%	572,847	1.60%
Savings deposits	484,192	0.53%	445,131	0.67%	458,455	0.52%	444,375	0.79%
Certificates of deposit	2,074,433	2.85%	1,772,779	3.96%	1,906,405	2.98%	1,840,031	4.27%
Total interest bearing deposits	3,675,169	1.96%	3,209,700	2.69%	3,382,085	2.02%	3,285,317	2.97%
Federal Home Loan Bank borrowings	584,381	3.85%	465,568	4.03%	588,788	3.85%	458,953	4.05%
Other borrowings	232,467	3.05%	297,255	2.82%	235,253	3.29%	288,997	3.32%
Junior subordinated debt	111,142	5.31%	111,053	6.33%	111,132	5.46%	111,039	6.56%
Total interest bearing liabilities	4,603,159	2.34%	4,083,576	2.95%	4,317,258	2.42%	4,144,306	3.21%
Non-interest bearing demand deposits	526,951		499,875		520,995		492,648
Other liabilities	56,490		40,018		52,956		43,376
Shareholders' equity	662,162		591,334		663,213		587,041

Total Liabilities and Shareholders' Equity	$ 5,848,762		$ 5,214,803		$ 5,554,422		$ 5,267,371

Taxable equivalent net interest spread		2.90%		3.45%		3.01%		3.39%
Taxable equivalent net interest margin		3.17%		3.75%		3.31%		3.68%

(1) Shareholders equity at June 30, 2009, and December 31, 2008 includes preferred stock and warrants issued to the U.S. Treasury in the total amount of $75.2 million and $75.0 million, respectively.
(2) Federal Home Loan Bank stock and equity securities that do not have readily determinable fair market values.

WESBANCO, INC.
Consolidated Selected Financial Highlights					Page 5
(unaudited, dollars in thousands, except per share amounts)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31	Sept. 30,	June 30,
Statement of income	2009	2009	2008	2008	2008
Interest income	$ 66,079	$ 63,201	$ 67,722	$ 68,675	$ 70,588
Interest expense	26,828	25,074	26,875	28,388	29,929
Net interest income	39,251	38,127	40,847	40,287	40,659
Provision for credit losses	10,269	9,550	15,044	6,457	5,723
Net interest income after provision for
credit losses	28,982	28,577	25,803	33,830	34,936
Non-interest income
Trust fees	3,288	3,353	3,181	3,639	3,939
Service charges on deposits	6,076	5,217	6,083	6,280	6,020
Bank-owned life insurance	897	892	1,111	934	902
Net securities gains	2,462	142	374	276	400
Net gains on sales of mortgage loans	297	488	535	595	408
Other income	3,289	2,344	1,206	3,246	3,122
Total non-interest income	16,309	12,436	12,490	14,970	14,791
Non-interest expense
Salaries and wages	13,998	13,167	13,553	14,062	13,933
Employee benefits	5,061	4,707	3,739	3,980	4,290
Net occupancy	2,361	2,744	2,428	2,511	2,435
Equipment	2,687	2,542	2,782	2,739	2,862
Marketing	1,720	756	1,210	2,078	1,211
FDIC Insurance	4,322	1,254	157	310	152
Amortization of intangible assets	812	698	939	950	908
Merger and restructuring expenses	192	429	701	539	1,656
Other operating expenses	8,392	8,515	8,220	8,996	8,623
Total non-interest expense	39,545	34,812	33,729	36,165	36,070
Income before provision for income taxes	5,746	6,201	4,564	12,635	13,657
Provision for income taxes	2	752	(1,257)	1,126	2,373
Net income	$ 5,744	$ 5,449	$ 5,821	$ 11,509	$ 11,284
Preferred dividends	1,057	1,055	293	-	-
Net Income available to Common Shareholders	$ 4,687	$ 4,394	$ 5,528	$ 11,509	$ 11,284

Taxable equivalent net interest income	$ 41,242	$ 40,019	$ 42,792	$ 42,220	$ 42,557

Per common share data
Net income per common share - basic	$ 0.18	$ 0.17	$ 0.21	$ 0.43	$ 0.42
Net income per common share - diluted	$ 0.18	$ 0.17	$ 0.21	$ 0.43	$ 0.42
Dividends declared	$ 0.28	$ 0.28	$ 0.28	$ 0.28	$ 0.28
Book value (period end)	$ 24.61	$ 24.85	$ 24.82	$ 22.04	$ 21.98
Tangible book value (period end)	$ 13.69	$ 14.00	$ 14.74	$ 11.91	$ 11.79
Tangible common book value (period end) (2)	$ 10.96	$ 11.27	$ 12.02	$ 11.91	$ 11.79
Average common shares outstanding - basic	26,567,653	26,561,490	26,560,889	26,550,318	26,547,498
Average common shares outstanding - diluted	26,568,752	26,563,945	26,579,724	26,561,874	26,553,724
Period end common shares outstanding	26,567,653	26,567,653	26,560,889	26,560,889	26,547,697
Period end preferred shares outstanding	75,000	75,000	75,000	-	-
Full time equivalent employees (3)	1,473	1,448	1,501	1,519	1,539

Selected ratios
Return on average assets	0.32%	0.34%	0.42%	0.88%	0.87%
Return on average equity	2.84%	2.68%	3.59%	7.78%	7.67%
Return on average common equity	3.19%	3.01%	3.72%	7.78%	7.67%
Return on average tangible common equity (2)	6.25%	5.51%	6.80%	14.36%	14.17%
Yield on earning assets (1)	5.24%	5.65%	6.04%	6.18%	6.40%
Cost of interest bearing liabilities	2.34%	2.52%	2.65%	2.80%	2.95%
Net interest spread (1)	2.90%	3.13%	3.39%	3.38%	3.45%
Net interest margin (1)	3.17%	3.47%	3.71%	3.70%	3.75%
Efficiency (1)	68.71%	66.37%	61.01%	63.24%	62.90%
Average loans to average deposits	84.80%	99.94%	101.75%	101.25%	98.52%
Trust Assets, market value at period end	$ 2,368,578	$ 2,259,987	$ 2,400,211	$ 2,732,514	$ 2,921,768

(1) The yield on earning assets, net interest margin, net interest spread and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax benefit of income on certain tax-exempt loans and investments. WesBanco believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and non-taxable amounts.
(2) Tangible common equity/book value are defined as shareholder's equity less goodwill and other intangible assets and preferred stock, net of discount. At June 30, 2009 shareholder's equity was $654 million, goodwill and other intangible assets were $290 million and preferred stock, net of discount was $72 million providing tangible common equity/book value of $292 million.
(3) The quarter ended March 31, 2009 excludes AmTrust employees which were acquired on March 27, 2009.

WESBANCO, INC.
Consolidated Selected Financial Highlights	Page 6
(unaudited, dollars in thousands)
Quarter Ended
June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Asset quality data	2009	2009	2008	2008	2008
Non-performing assets:
Non-accrual loans	$ 70,021	$ 55,959	$ 31,737	$ 34,384	$ 29,660
Renegotiated loans	11,586	14,580	4,559	-	-
Total non-performing loans	81,607	70,539	36,296	34,384	29,660
Other real estate and repossessed assets	2,892	2,754	2,554	2,800	2,751
Total non-performing assets	$ 84,499	$ 73,293	$ 38,850	$ 37,184	$ 32,411
Loans past due 90 days or more and accruing	10,163	5,655	18,810	12,274	15,213
Total non-performing assets and loans past due
90 days or more	$ 94,662	$ 78,948	$ 57,660	$ 49,458	$ 47,624
Loans past due 30-89 days	$ 26,371	$ 37,178	$ 35,606	$ 34,973	$ 33,780

Loans past due 90 days or more and
accruing / total loans	0.29%	0.16%	0.52%	0.34%	0.42%
Non-performing loans/total loans	2.30%	1.97%	1.01%	0.96%	0.82%
Non-performing loans and loans past due 90
days or more/total loans	2.59%	2.13%	1.53%	1.30%	1.23%

Non-performing assets/total loans, other
real estate and repossessed assets	2.38%	2.05%	1.08%	1.03%	0.89%
Loans past due 30-89 days/total loans	0.74%	1.04%	0.99%	0.97%	0.93%

Allowance for loan losses
Allowance for loan losses	$ 58,572	$ 54,252	$ 49,803	$ 43,480	$ 41,852
Provision for loan losses	10,400	9,550	15,000	6,549	5,700
Net loan charge-offs	6,079	5,102	8,652	4,947	4,087
Annualized net loan charge-offs /average loans	0.68%	0.57%	0.96%	0.55%	0.45%
Allowance for loan losses/total loans	1.65%	1.52%	1.38%	1.21%	1.15%
Allowance for loan losses/non-performing loans	0.72	x	0.77	x	1.37	x	1.26	x	1.41	x
Allowance for loan losses/non-performing loans and
past due 90 days or more	0.64	x	0.71	x	0.90	x	0.93	x	0.93	x

Quarter Ended
June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
2009	2009	2008	2008	2008
Capital ratios
Tier I leverage capital	8.61%	9.72%	10.27%	8.82%	8.63%
Tier I risk-based capital	12.18%	12.70%	13.21%	11.44%	11.17%
Total risk-based capital	13.43%	13.95%	14.46%	12.59%	12.28%
Shareholders' equity to assets	11.32%	12.64%	11.82%	11.37%	11.34%
Tangible equity to tangible assets (1)	6.68%	6.58%	7.90%	6.48%	6.29%
Tangible common equity to tangible assets (1)	5.35%	5.30%	6.44%	6.48%	6.29%

(1) Tangible equity is defined as shareholders' equity less goodwill and other intangible assets, and tangible assets are defined as total assets less goodwill and other intangible assets. Tangible common equity also excludes preferred stock, net of discount. The calculation is based on period end balances.